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                                                              Rule 497(e)
                                                              File Nos: 33-11716
                                                                        811-5018

                        SMITH BARNEY INVESTMENT SERIES
                                 on behalf of
               SMITH BARNEY GROWTH AND INCOME FUND ("the fund")

                         Supplement dated May 9, 2003
             to Prospectus and Statement of Additional Information
                            dated February 28, 2003

   Effective May 9, 2003, the fund will be renamed "SB Growth and Income Fund" and Classes A, B, L, O, P, Y and 1 will be redesignated Smith Barney Class A, Smith Barney Class B, Smith Barney Class L, Smith Barney Class O, Smith Barney Class P, Smith Barney Class Y and Smith Barney Class 1 respectively. The fund's investment objective will not be affected as a result of this change.



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